The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated August 10, 2022
To the Product Prospectus dated May 1, 2022 for :

Lincoln AssetEdge® VUL 2022

This Supplement outlines changes to the Indexed Account Options and Allocation of Net Premiums Payments sections that will take effect on August 15, 2022.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Please refer to the May 1, 2022 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.
This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Special Terms provision, as amended by this Supplement.
Changes to the Indexed Account Options section (p. 26):
The following has been added to the fourth paragraph:
We will declare the Index Participation Rate and Index Growth Cap for each Indexed Account Option offered onto your self-service account portal no less than 10 days prior to the Indexed Allocation date.
Changes to the Allocation of Net Premium Payments section (p. 68):
The following has been added after the third paragraph:
Note:  For Policies issued in the state of New Jersey:  We will declare the Index Participation Rate and Index Growth Cap for each Indexed Account Option offered onto your self-service account portal no less than 10 days prior to the Indexed Allocation date. If we do not declare the Index Participation Rate or Index Growth Cap of an Indexed Account Option at least 10 days prior to an Indexed Allocation Date, you may submit a request to terminate the applicable Indexed Account Option’s(s’) Segment(s) up to 10 days after the Segment Date and provide instructions to us for where to transfer the value of the Segment(s).  We will transfer as follows:
•	the value of the Segment(s) on the Segment Date(s), plus;
•	any Asset Charge deducted, minus;
•	any partial surrenders from the Segment(s), minus;
•	any portion of a Monthly Deduction deducted from a Segment(s).
Based on your instructions, we will transfer the value of the Segment(s) to the Fixed Account and/or Sub-Account(s) as instructed. If we do not receive instructions, the value of the Segment(s) will be transferred to the Fixed Account. If there is a Participating Loan against the value of the Segment(s), the Participating Loan will be converted to a Fixed Loan as explained in the “Loan Conversion” section.

Please retain this Supplement for future reference.